UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 27, 2003





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



      REPUBLIC OF PANAMA               1-8430                 72-0593134
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 (State or other jurisdiction        (Commission)           (IRS Employer
       of incorporation)               File No.)          Identification No.)


  1450 Poydras Street, New Orleans, Louisiana                  70112-6050
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    (Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
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Item 5.           OTHER EVENTS

    In a press release dated February 27, 2003, J. Ray McDermott, S.A. ("J. Ray"), a subsidiary of McDermott International Inc. (NYSE:MDR) ("McDermott"), announced today that Robert A. "Bob" Deason, age 57, was named president and chief operating officer of J. Ray effective March 1, 2003. Deason, who has over 30 years of engineering and construction management experience, will report to Bruce W. Wilkinson, chairman and chief executive officer of McDermott. Deason comes to J. Ray after spending the most recent 18 years of his career at Fluor, a diversified industrial company, where he held various positions including vice president, operations for the oil and gas and chemical strategic business unit, vice president, project management for production, pipelines and marine services and vice president, project management for the petroleum and petrochemical operating company.
     "Bob brings to J. Ray a proven track record that includes profit and loss responsibility for worldwide operations generating revenues of over $1.0 billion annually. His experience in successfully managing large-scale international engineering and construction projects and his knowledge of our customers and their specific needs makes him the ideal choice to bring a new strategic focus to our marine construction operations," said Wilkinson.
     "Bob's demonstrated management capabilities in the global upstream hydrocarbon industry, which includes working with offshore marine construction projects, will allow him to immediately begin to tackle the challenges we face at J. Ray," continued Wilkinson.
     Prior to joining Fluor, Deason was executive vice president of Gulf Interstate Engineering Company where he was responsible for the management of pipeline projects worldwide and senior vice president, operations at PLT Engineering where his responsibilities included management of all activities relating to the U.S. government's strategic petroleum reserves in Louisiana and Texas. He is a graduate of Louisiana State University with a Bachelor of Science in Civil Engineering.
     McDermott International Inc. is a leading worldwide energy services company. The Company's subsidiaries provide engineering, fabrication, installation, procurement, research, manufacturing, environmental systems, project management and facilities management services to a variety of customers in the energy industry, including the U.S. Department of Energy.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                  McDERMOTT INTERNATIONAL INC.






                                  By: /s/ Thomas A. Henzler
                                      ---------------------
                                      Thomas A. Henzler
                                      Vice President
                                      and Corporate Controller

February 27, 2003